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                          Exhibit 23.3
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                  Independent Auditors' Consent
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To the Board of Directors and Stockholders of
Mercantile Bancorporation Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading
"Experts" in the prospectus.

                         /s/ KPMG Peat Marwick LLP

St. Louis, Missouri
August 8, 1996